UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2015 (August 3, 2015)

ALPHA NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Alpha Place, P.O. Box 16429

Bristol, VA 24209

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

The discussion in Item 1.02 of this Current Report regarding the A/R Settlement Agreement (defined below) is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As previously reported, on August 3, 2015 (the “Petition Date”) Alpha Natural Resources, Inc. (the “Company”) and each of its wholly-owned domestic subsidiaries other than ANR Second Receivables Funding, LLC (together with the Company, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia, thereby commencing the Chapter 11 cases captioned as In re Alpha Natural Resources, Inc., et al., Case No. 15-33896 (Bankr. E.D. Va.).

The Bankruptcy Filing constituted a termination event under the Company’s Credit and Security Agreement dated as of September 19, 2014 by and among ANR Second Receivables Funding, LLC, as Borrower, the Lenders party thereto, General Electric Capital Corporation, as Lender, LC Lender, Swing Line Lender and Administrative Agent and Webster Business Credit Corporation as LC Lender and Lender (the “A/R Facility”). The material terms of the terminated A/R Facility are described under Item 1.01 of the Company’s Current Report on Form 8-K filed on September 25, 2014, in the section entitled “Accounts Receivable Securitization Facility”, which section is incorporated herein by reference.

At the time the A/R Facility was terminated, there was no outstanding principal balance, but there were outstanding letters of credit totaling approximately $103 million. The outstanding letters of credit have been collateralized by the issuance of a back-to-back letter of credit and pursuant to a Collateral, Substitution, Release, and Conveyance Agreement, dated August 6, 2015, by and among the Company, certain subsidiaries of the Company and General Electric Capital Corporation, as Administrative Agent, Lender, Swing Line Lender and LC Lender under the A/R Facility (the “A/R Settlement Agreement”), attached hereto as Exhibit 10.1. The terms of the A/R Settlement Agreement are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.02 of this Current Report regarding the A/R Settlement Agreement is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Collateral Substitution, Release, and Conveyance Agreement, dated as of August 6, 2015, by and among General Electric Capital Corporation, ANR Second Receivables Funding, LLC, Alpha Coal Sales Co., LLC and Alpha Natural Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

Date: August 7, 2015	By:	/s/ William L. Phillips III
		Name:	William L. Phillips III
		Title:	Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	Collateral Substitution, Release, and Conveyance Agreement, dated as of August 6, 2015, by and among General Electric Capital Corporation, ANR Second Receivables Funding, LLC, Alpha Coal Sales Co., LLC and Alpha Natural Resources, Inc.